UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson A. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

Semi-Annual

Shareholder Report

2010

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

This page has been intentionally left blank.

Contents of Report

Page 1	Shareholder Letter
Exhibit 1	Portfolio Transactions During the Period From January 1, 2010
Pages 2 – 3	through June 30, 2010
Exhibit 2	Selected Historical Financial Information
Pages 4 – 5
Page 6	Expense Example
Page 7	Allocation of Portfolio Holdings
Pages 8 – 20	Financial Statements
Pages 21 – 24	Additional Disclosures

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Earnings per share is calculated by taking the total earnings divided by the number of shares outstanding.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

Bridges Investment Fund, Inc.
256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

July 8, 2010
Dear Shareholder:

Bridges Investment Fund had a total return of -13.40% in the second quarter of 2010, which lagged the 11.43% decline in the S&P 500 and 11.75% decline in the Russell 1000 Growth Index over the same period. For the twelve month period ended June 30, 2010, the Fund had a total return of 10.57% versus 14.43% for the S&P 500 and 13.62% for the Russell 1000 Growth Index.  For the three year period ended June 30, 2010, the Fund had an average annual total return of -7.07% versus -9.81% for the S&P 500 and -6.91% for the Russell 1000 Growth Index.  For the five year period ended June 30, 2010, the Fund had an average annual total return of -1.86% versus -0.79% for the S&P 500 and 0.38% for the Russell 1000 Growth Index.  For the ten year period ended June 30, 2010, the Fund had an average annual total return of -2.98% versus -1.59% for the S&P 500 and -5.14% for the Russell 1000 Growth Index.  The Fund’s expense ratio is 1.03%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866.934.4700.

The stock market had its worst quarter since the fourth quarter of 2008, as investors reacted negatively to increasing economic problems in the European Union, the Gulf of Mexico oil spill, and as concerns regarding the sustainability of the economic recovery increased.

Ironically, the market’s decline during the quarter began toward the end of April as the first quarter earnings season wound down.  Earnings for the first quarter saw a fifth straight quarter of strong corporate profit improvement, as S&P 500 earnings grew 52% year over year, and 77.7% of S&P 500 companies reported positive earnings surprises.

We believe the pace and sustainability of the economic recovery that has been in place since early 2009 is the most significant risk facing investors for the remainder of 2010 and into 2011.

It appears that current equity market valuations are discounting either a double dip recession, or a material economic slowdown over the next several quarters.

At present, the S&P 500 trades at about 12-13x estimated 2010 earnings, well below the average of the past several decades.  We anticipate continued earnings growth on balance over the next several years which in combination with a return to more normal valuation levels would drive satisfactory equity returns.

While we expect continued market volatility given the challenging nature of the current global economic situation, we believe the Fund’s holdings remain attractively valued and are well positioned to show continued improvement in financial performance going forward.

Sincerely,
Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2010 THROUGH JUNE 30, 2010
(Unaudited)

		Bought or	Held After
	Securities	Received	Transactions
	Common Stock Unless	$1,000 Par	$1,000 Par
	Described Otherwise	Value (M)	Value (M)
		or Shares	or Shares

	Altria Group, Inc.	10,000	50,000
	American Capital Ltd.	14,505	40,000
	Anadarko Petroleum Corp. 7.625% Sr. Notes
	due 03/15/2014	250,000	250,000
	Anadarko Petroleum Corp.	15,000	15,000
	Bank of America Corporation	25,000	25,000
1	Berkshire Hathaway, Inc. Class B	400	20,000
	BHP Billiton Ltd. Spons. ADR	11,000	11,000
	Carnival Corporation	20,000	20,000
	Caterpillar, Inc.	2,000	12,000
	Celgene Corporation	7,000	7,000
	Credicorp Limited	5,000	5,000
	DIRECTV - Class A	20,000	20,000
2	Express Scripts, Inc.	25,000	50,000
	GameStop Corporation	10,000	35,000
	Gilead Sciences, Inc.	2,000	27,000
	Goldman Sachs Group, Inc.	500	6,500
	Google, Inc.	250	4,500
	JPMorgan Chase & Co.	13,000	25,000
	Kohl's Corporation	8,000	8,000
	MasterCard, Inc.	500	12,500
	McDonald's Corporation	15,000	15,000
	Netflix, Inc.	3,500	3,500
	Research In Motion Limited	2,000	17,000
	Strayer Education, Inc.	1,000	5,000
	Teva Pharmaceutical Industries Ltd.	3,000	28,000
	Visa, Inc.	8,000	18,000

1 50-for-1 Stock Split on January 21, 2010
2 2-for-1 Stock Split on June 8, 2010

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JANUARY 01, 2010 THROUGH JUNE 30, 2010
(Unaudited)

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Alcon, Inc.	8,000	—
Apple, Inc.	1,000	12,000
Capital One Financial Corporation	2,000	50,000
CME Group, Inc.	500	4,000
Dolby Laboratories, Inc.	4,000	11,000
eBay, Inc.	30,000	—
Fiserv, Inc.	10,000	—
Fluor Corporation	2,000	20,000
Ford Motor Credit Co. Sr. Notes
7.875% due 06/15/10	350,000	—
GameStop Corporation	35,000	—
General Electric Company	5,000	45,000
Gilead Sciences, Inc.	7,000	20,000
Level 3 Financing, Inc.
12.25% due 03/15/2013	250,000	—
Lowe's Companies, Inc.	45,000	—
Monsanto Company	5,000	—
Netflix, Inc.	3,500	—
Praxair, Inc.	7,000	—
Roper Industries, Inc.	5,000	18,000
Smith International, Inc.	22,000	—
State Street Corporation	9,750	—
Union Pacific Corporation	5,000	20,000
WellPoint, Inc.	15,000	—

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Year End Statistics – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—
12-31-09	67,435,343	2,303,377	29.28	.17	—

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – – – Current Six Months Compared to Same Six Months in Prior Year – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
06-30-09	$55,698,891	2,285,500	$24.37	$.13	$—
06-30-10	61,747,862	2,299,232	26.86	.05	—

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

JUNE 30, 2010
(Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2010 – June 30, 2010).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2010 –
	January 1, 2010	June 30, 2010	June 30, 2010
Actual	$1,000.00	$ 919.00	$4.28
Hypothetical (5% return before expenses)	1,000.00	1,020.33	4.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

JUNE 30, 2010
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$55,938,825
Corporate Bonds	2,729,669
Short Term Investments	3,143,309
Total	$61,811,803

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2010
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS – 90.59%

Beverage and Tobacco Product Manufacturing – 5.58%
Altria Group, Inc.	50,000	$845,505	$1,002,000
PepsiCo, Inc.	25,000	786,066	1,523,750
Philip Morris International, Inc.	20,000	685,363	916,800
		$2,316,935	$3,442,550
Chemical Manufacturing – 7.17%
Abbott Laboratories	15,000	$812,157	$701,700
Allergan, Inc.	17,000	666,197	990,420
Gilead Sciences, Inc.(a)	20,000	851,418	685,600
The Procter & Gamble Co.	10,000	551,197	599,800
Teva Pharmaceutical Industries, Ltd. - ADR	28,000	911,243	1,455,720
		$3,792,211	$4,433,240
Computer and Electronic Product Manufacturing – 13.47%
Apple, Inc.(a)	12,000	$1,380,553	$3,018,360
Cisco Systems, Inc.(a)	65,000	1,151,525	1,385,150
Dolby Laboratories, Inc.(a)	11,000	422,815	689,590
Hewlett Packard Co.	10,000	478,336	432,800
QUALCOMM, Inc.	40,000	1,541,688	1,313,600
Research In Motion Ltd.(a)	17,000	1,307,298	837,420
Waters Corp.(a)	10,000	531,536	647,000
		$6,813,751	$8,323,920
Couriers and Messengers – 1.14%
FedEx Corp.	10,000	$688,396	$701,100

Credit Intermediation and Related Activities – 11.58%
Bank Of America Corporation	25,000	$439,899	$359,250
Capital One Financial Corp.	50,000	1,581,204	2,015,000
Credicorp Ltd.	5,000	411,906	454,450
First National of Nebraska, Inc.(a)	225	387,969	596,250
JPMorgan Chase & Co.	25,000	1,134,192	915,250
Visa, Inc.	18,000	1,294,398	1,273,500
Wells Fargo & Co.	60,000	1,444,348	1,536,000
		$6,693,915	$7,149,700
Educational Services – 1.68%
Strayer Education, Inc.	5,000	$862,676	$1,039,450

Electronics and Appliance Stores – 2.74%
Best Buy Co., Inc.	50,000	$1,195,560	$1,693,000

Food Services and Drinking Places – 1.60%
McDonald’s Corp.	15,000	$960,645	$988,050

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets
ADR	American Depository Receipt
(a)	Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2010
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

General Merchandise Stores – 2.37%
Kohl’s Corp.(a)	8,000	$423,936	$380,000
Target Corp.	22,000	623,896	1,081,740
		$1,047,832	$1,461,740
Health and Personal Care Stores – 3.81%
Express Scripts, Inc.(a)	50,000	$940,685	$2,351,000

Heavy and Civil Engineering Construction – 1.38%
Fluor Corp.	20,000	$773,404	$850,000

Insurance Carriers and Related Activities – 2.58%
Berkshire Hathaway, Inc.(a)	20,000	$678,649	$1,593,800

Machinery Manufacturing – 3.85%
Caterpillar, Inc.	12,000	$544,555	$720,840
General Electric Co.	45,000	489,038	648,900
Roper Industries, Inc.	18,000	880,783	1,007,280
		$1,914,376	$2,377,020
Management of Companies and Enterprises – 1.38%
The Goldman Sachs Group, Inc.	6,500	$908,626	$853,255

Mining (except Oil and Gas) – 2.36%
BHP Billiton Ltd. - ADR	11,000	$841,862	$681,890
Potash Corporation of Saskatchewan, Inc.	9,000	733,651	776,160
		$1,575,513	$1,458,050
Miscellaneous Manufacturing – 1.10%
Stryker Corp.	13,500	$668,133	$675,810

Oil and Gas Extraction – 5.47%
Anadarko Petroleum Corp.	15,000	$1,028,275	$541,350
Apache Corp.	20,000	1,502,797	1,683,800
Chesapeake Energy Corp.	55,000	1,496,226	1,152,250
		$4,027,298	$3,377,400
Other Information Services – 3.24%
Google, Inc.(a)	4,500	$2,001,859	$2,002,275
Petroleum and Coal Products Manufacturing – 1.98%
Chevron Corp.	18,000	$593,236	$1,221,480

Professional, Scientific, and Technical Services – 4.90%
Celgene Corp.(a)	7,000	$422,774	$355,740
Mastercard, Inc.	12,500	2,104,782	2,494,125
priceline.com, Inc.(a)	1,000	151,417	176,540
		$2,678,973	$3,026,405

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets
ADRAmerican Depository Receipt
(a)Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2010
(Unaudited)

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Publishing Industries (except Internet) – 2.77%
Adobe Systems, Inc.(a)	15,000	$343,530	$396,450
Autodesk, Inc.(a)	35,000	1,341,351	852,600
Microsoft Corp.	20,000	381,116	460,200
		$2,065,997	$1,709,250
Rail Transportation – 2.25%
Union Pacific Corp.	20,000	$1,072,652	$1,390,200

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 3.36%
American Capital Ltd.	40,000	$640,863	$192,800
CME Group, Inc.	4,000	1,529,794	1,126,200
T. Rowe Price Group, Inc.	17,000	822,247	754,630
		$2,992,904	$2,073,630
Support Activities for Mining – 0.75%
Transocean Ltd.(a)	10,000	$1,084,177	$463,300

Telecommunications – 1.10%
DIRECTV(a)	20,000	$695,601	$678,400

Water Transportation – 0.98%
Carnival Corp.	20,000	$788,119	$604,800

TOTAL COMMON STOCKS (Cost $49,832,121)		$49,832,121	$55,938,825

	Principal
	Amount	Cost	Value
CORPORATE BONDS – 4.42%

Beverage and Tobacco Product Manufacturing – 0.43%
Reynolds American, Inc.
7.250%, 06/01/2012	$250,000	$252,792	$268,785

Broadcasting (except Internet) – 0.37%
Comcast Corp.
6.500%, 01/15/2017	200,000	$199,592	$229,168

Building Material and Garden Equipment and Supplies Dealers – 0.36%
Home Depot, Inc.
5.400%, 03/01/2016	200,000	$183,454	$222,603

Credit Intermediation and Related Activities – 0.84%
First National Bank of Omaha
7.320%, 12/01/2010	250,000	$250,868	$251,570
MBNA Corporation
7.500%, 03/15/2012	250,000	254,044	268,484
		$504,912	$520,054

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets
(a)Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

JUNE 30, 2010
(Unaudited)

	Principal
Title of Security	Amount	Cost	Value
CORPORATE BONDS (Continued)

Funds, Trusts, and Other Financial Vehicles – 0.49%
Duke Capital Corp.
8.000%, 10/01/2019	$250,000	$269,118	$300,689

General Merchandise Stores – 0.65%
JCPenney Corp., Inc.
7.400%, 04/01/2037	400,000	$400,985	$400,000

Machinery Manufacturing – 0.47%
Applied Materials, Inc.
7.125%, 10/15/2017	250,000	$253,908	$291,782

Merchant Wholesalers, Nondurable Goods – 0.42%
Cardinal Health, Inc.
6.750%, 02/15/2011	250,000	$219,706	$258,316

Oil and Gas Extraction – 0.39%
Anadarko Petroleum Corp.
7.625%, 03/15/2014	250,000	$240,404	$238,272

TOTAL CORPORATE BONDS (Cost $2,524,871)		$2,524,871	$2,729,669

	Shares	Cost	Value
SHORT TERM INVESTMENTS – 5.09%

Mutual Fund – 5.09%
SEI Daily Income Trust Treasury Fund, 0.010%	3,143,309	$3,143,309	$3,143,309

TOTAL SHORT TERM INVESTMENTS (Cost $3,143,309)		$3,143,309	$3,143,309

TOTAL INVESTMENTS (COST $55,500,301) – 100.10%			$61,811,803
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.10)%			(63,941)
TOTAL NET ASSETS – 100.00%			$61,747,862

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2010
(Unaudited)

ASSETS:
Investments in securities, at fair value (cost: $55,500,301)	$61,811,803
Receivables
Dividends and interest	97,173
Fund shares issued	30
Prepaid Expenses	1,114

TOTAL ASSETS	$61,910,120

LIABILITIES:
Payables
Advisory fees	$83,697
Distribution to shareholders	8,532
Accrued expenses	70,029

TOTAL LIABILITIES	$162,258

TOTAL NET ASSETS	$61,747,862

NET ASSETS CONSIST OF:
Capital stock	$57,307,665
Accumulated undistributed net investment income	4,570
Accumulated undistributed net realized loss on investments	(1,875,875)
Unrealized appreciation on investments	6,311,502

TOTAL NET ASSETS	$61,747,862

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,299,232

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$26.86

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2010
(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax withheld of $1,289)	$330,185
Interest income	94,483

Total investment income	$424,668

EXPENSES:
Advisory fees	$169,896
Administration fees	34,786
Fund accounting fees	22,389
Dividend disbursing and transfer agent fees	22,603
Professional Services	20,478
Independent director’s expenses and fees	15,663
Custody fees	5,519
Printing and supplies	5,742
Other	8,576

Total expenses	$305,652
NET INVESTMENT INCOME	$119,016

NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized loss on investments	(138,216)

Net change in unrealized appreciation on investments	(5,429,534)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,567,750)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,448,734)

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(Unaudited)

	2010	2009
OPERATIONS:
Net investment income	$119,016	$241,310
Net realized loss on investments	(138,216)	(240,207)
Net (decrease)/increase in unrealized appreciation on investments	(5,429,534)	5,803,190

Net (decrease)/increase in net assets resulting from operations	$(5,448,734)	$5,804,293

Net equalization of debits/credits:	(41)	883

Distributions to shareholders:
From net investment income	(115,162)	(293,114)

Total distributions	$(115,162)	$(293,114)

Capital Share Transactions:
Net (decrease)/increase in net assets from capital share transactions	(123,544)	738,412

Total (Decrease)/Increase in Net Assets	$(5,687,481)	$6,250,474

NET ASSETS:
Beginning of the Period	$67,435,343	$49,448,417

End of the Period (including undistributed net investment
income/(loss) of $4,570 and ($50,921) respectively)	$61,747,862	$55,698,891

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	For the Six
	Months Ended
	June 30, 2010		Years Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$29.28		$21.91	$34.28	$35.42	$35.01	$33.31

Income (loss) from investment operations:
Net investment income1	0.06		0.17	0.25	0.23	0.27	0.28
Net realized and unrealized gain/(loss) on investments	(2.43)		7.37	(12.36)	1.44	0.41	1.70
Total from investment operations	(2.37)		7.54	(12.11)	1.67	0.68	1.98

Less dividends and distributions:
Dividends from net investment income	(0.05)		(0.17)	(0.25)	(0.24)	(0.27)	(0.28)
Distributions from net realized gains	—		—	—	(2.57)	—	—
Distributions from tax return of capital	—		—	(0.01)	—	—	—
Total dividends and distributions	(0.05)		(0.17)	(0.26)	(2.81)	(0.27)	(0.28)

Net asset value, end of period	$26.86		$29.28	$21.91	$34.28	$35.42	$35.01

Total return	(8.10%)		34.61%	(35.47%)	4.72%	1.96%	5.99%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$61,748		$67,435	$49,448	$77,417	$82,754	$80,715
Ratio of net expenses to average net assets:	0.90	%2	1.02%	0.77%	0.80%	0.84%	0.85%
Ratio of net investment income to average net assets:	0.35	%2	0.63%	0.86%	0.64%	0.78%	0.84%
Portfolio turnover rate	14.1%		18.2%	23.4%	39.0%	19.0%	24.0%

See accompanying Notes to the Financial Statements.

1	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
2	Annualized.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010
(Unaudited)

(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.Investments –

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at value based on quoted market prices. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service. Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value using procedures approved by the Board of Directors.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are state at cost, which when combined with accrued interest approximates market value.

B.Federal Income Taxes –

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign securities.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2009.  It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income taxes as appropriate.  Tax years that remain open to examination by major jurisdiction include tax years ended December 31, 2006 through December 31, 2009.

C.Distribution To Shareholders –

The Fund pays dividends to shareholders on a quarterly basis on of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders on the ex-dividend date.

D.Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.Use of Estimates –

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

F.Fair Value Measurements –

The Fund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Leve l 2–
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The FASB also issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The valuation techniques used by the Fund to measure fair value for the six months ended June 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.  During the six months ended June 30, 2010, no securities held by the fund were deemed as Level 3 and no securities were transferred into or out of Level 1 or 2.

In January 2010, amended guidance was issued by FASB to require separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Fund will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at market value:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$20,474,020	$—	$—	$20,474,020
Finance and Insurance	10,817,130	—	—	10,817,130
Retail Trade	5,505,740	—	—	5,505,740
Mining	5,298,750	—	—	5,298,750
Information	4,389,925	—	—	4,389,925
Professional, Scientific and
Technical Services	3,026,405	—	—	3,026,405
Accommodation and Food Services	988,050	—	—	988,050
Transportation and Warehousing	2,696,100	—	—	2,696,100
Management of Companies	853,255	—	—	853,255
Construction	850,000	—	—	850,000
Educational Services	1,039,450	—	—	1,039,450
Total Equity	55,938,825	—	—	55,938,825
Fixed Income
Corporate Bonds	—	2,729,669	—	2,729,669
Total Fixed Income	—	2,729,669	—	2,729,669
Short-Term Investments	3,143,309	—	—	3,143,309
Total Investments in Securities	$59,082,134	$2,729,669	$—	$61,811,803

G.Derivative Instruments and Hedging Activities –

The Fund has adopted FASB guidance regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.  The Fund did not enter into any derivative transactions during the six months ended June 30, 2010.

(2)INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2009 or for the six months ended June 30, 2010.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. U.S. Bancorp Fund Services, LLC acts as Sub-Administrator to the Fund, and for its services, receives an annual fee at the rate of 0.04% for the first $50 million of the Fund’s average net assets, 0.03% on the next $50 million of average net assets, and 0.02% on the balance, subject to an annual minimum of $4,000. Effective July 1, 2010, the Administration agreement was amended to reflect an annual fee at the rate of 0.05% for the first $50 million of the Fund’s average net assets, 0.04% on the next $50 million of average net assets, and 0.03% on the balance, subject to an annual minimum of $32,500. These administrative expenses are shown as Administration Fees on the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

(3)SECURITY TRANSACTIONS

The cost of long-term investment purchases during the six months ended June 30, were:

	2010	2009
Non U.S. government securities	$9,263,714	$6,140,876

Net proceeds from sales of long-term investments during the six months ended June 30, were:

	2010	2009
Non U.S. government securities	$9,946,650	$6,362,778

There were no long-term U.S. government transactions for the six months ended June 30, 2010 and 2009.

(4)NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(5)CAPITAL STOCK

Shares of capital stock issued and redeemed during the six months ended June 30, were as follows:

	2010	2009
Shares sold	72,441	95,575
Shares issued to shareholders in reinvestment of net investment income	3,554	11,390
	75,995	106,965
Shares redeemed	(80,140)	(78,875)
Net (decrease)/increase	(4,145)	28,090

Value of capital stock issued and redeemed during the six months ended June 30, were as follows:

	2010	2009
Shares sold	$2,150,147	$2,181,826
Shares issued to shareholders in reinvestment of net investment income	100,869	254,591
	$2,251,016	$2,436,417
Shares redeemed	(2,374,560)	(1,698,005)
Net (decrease)/increase	$(123,544)	$738,412

(6)DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2010 and June 30, 2010, cash distributions were declared from net investment income accrued through March 31, 2010 and June 30, 2010, respectively. These distributions were calculated as $0.020 and $0.030 per share. The dividends were paid on March 31, 2010 and June 30, 2010, to shareholders of record on March 30, 2010 and June 29, 2010.

(7)FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2009 and 2008 were as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gain	of Capital
12/31/09	$385,351	$—	$—
12/31/08	569,779	—	13,724

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2009 the undistributed net investment income increased by $30,368, accumulated net realized gain decreased by $31,265, and paid-in-capital increased by $897.

As of December 31, 2009, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$55,656,058
Unrealized appreciation	$15,758,642
Unrealized depreciation	$(4,048,871)
Net unrealized appreciation	$11,709,771

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$11,709,771
Undistributed ordinary income	$757
Undistributed long term gains	$—
Distributable earnings	$757
Other accumulated loss	$(1,706,393)
Total accumulated capital earnings	$10,004,135

At December 31, 2009, the Fund deferred, on a tax basis, post October losses of $51,536.

The Fund had $316,994 in capital loss carry over which expire on December 31, 2016 and $1,337,863 which expire on December 31, 2017.

ADDITIONAL DISCLOSURES
(Unaudited)

Shareholder Notification of Federal Tax Status

The Bridges Investment Fund designated 100% of dividends declared during the fiscal year ended December 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designated 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2009 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Availability of Quarterly Portfolio Holdings Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and/procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2009 can be obtained by request and without charge from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Disclosure Regarding Fund Trustees and Officers

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

N. Phillips Dodge, Jr.(1) Age: 73 Director (1983 – present)
Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

Nathan Phillips Dodge III(1) Age: 46 Director (2010 – present)
Mr. Dodge is the Executive Vice President of N.P. Dodge Company.  He has held this position since October, 1993.  Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields.  Mr. Dodge became a Director of Lauritzen Corp. in 2008 and of First State Bank of Loomis in 2003.

John J. Koraleski Age: 59 Chairman (2005 – present) Director (1995 – present)
Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee. Currently Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and Real Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

(1)	On February 16, 2010, Mr. Dodge, Jr. elected not to stand for reelection as a board member of the Fund, and Mr. Dodge III was appointed. Mr. Dodge, Jr. is the father of Mr. Dodge III.

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Adam M. Koslosky Age: 53 Director (2007 – present)
Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal Corporation in October 1985. Mr. Koslosky has been a Director of Methodist Hospital Foundation since 1993.

Michael C. Meyer Age: 51 Director (2008 – present)
Mr. Meyer is currently the Vice President of Asset Management at Tenaska, Inc. Tenaska is a privately held energy company that develops, constructs, owns and operates electrical generation plants. Tenaska also markets natural gas, electric power and biofuels, provides energy risk management services and is involved in asset acquisitions, fuel supply, gas transportation systems and electric transmission development. Prior to his current position, Mr. Meyer was Vice President, International Asset Management with responsibility for managing Tenaska’s international business and has been employed at Tenaska since April 1995. In his 25-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury Department’s Office of the Comptroller of the Currency, the Farm Credit System and the First National Bank of Omaha.

Gary L. Petersen Age: 67 Director (1987 – present)
Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund’s Administration and Nominating Committee.

Robert Slezak Age: 52 Director (2008 – present)
Mr. Slezak is currently an independent management consultant and has been since November 1999. Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002. Mr. Slezak currently serves as a member of the board of directors of United Western Bancorp, Inc. and Xanadoo Company, a provider of wireless communication services. Mr. Slezak is a Certified Public Accountant.

*Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges III Age: 52 President (1997 – present) Chief Executive Officer (2004 – present) Director (1991 – present)
Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983.  Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor
Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Robert W. Bridges, CFA Age: 44 Director (2007 – present)
Mr. Bridges is a Director and Equity Analyst at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current position in 2000. Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

*Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges.

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges II Age: 78 Chairman Emeritus (2006 – present) Vice-Chairman (2005 – 2006) Chairman (1997 – 2005) Chief Executive Officer (1997 – 2004) Director (1963 – 2007)
Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as Chairman, Vice-Chairman, Chief Executive Officer, and President of the Fund. Mr. Bridges was replaced by Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President, Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment
Management, Inc.

Nancy K. Dodge Age: 49 Chief Compliance Officer (2006 – present) Treasurer (1986 – present)
Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor. Mrs. Dodge is a Senior Vice President of Bridges Investment Management, Inc., Vice President and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company. Ms. Dodge was appointed Chief Compliance Officer of the Fund, as of November 21, 2006.

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Brian Kirkpatrick Age: 39 Executive Vice President (2006 – present) Vice President (2000 – 2006)
Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and Chief Compliance Officer and a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Mary Ann Mason Age: 58 Secretary (1987 – present)
Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and is currently Senior Vice President, Secretary, and Treasurer, and has been an employee of Bridges Investment Management, Inc. since 1994. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris Age: 43 Assistant Treasurer (1999 – present)
Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Trinh Wu Age: 53 Controller (2001 – present)
Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

*Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, on the Fund’s website at www.bridgesfund.com; upon request by sending an e-mail to fund@bridgesinv.com; or by calling 1-800-939-8401.

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone  402-397-4700
Facsimile  402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
Nathan Phillips Dodge III
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, Wisconsin 53202

Corporate Counsel	Counsel to Independent Directors
Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor
Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*    /s/Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date   August 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date   August 16, 2010

By (Signature and Title)*    /s/Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date   August 16, 2010

By (Signature and Title)*    /s/Nancy K. Dodge
Nancy K. Dodge, Treasurer, CCO

Date   August 16, 2010

* Print the name and title of each signing officer under his or her signature.